UNITED STATESSECURITIES
AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 10, 2005

                                                     Elcom International, Inc.
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                                         (Exact Name of Registrant as Specified in Charter)

                  Delaware                                    000-27376                                  04-3175156
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          (State or Other Jurisdiction                       (Commission                               (IRS Employer
                of Incorporation)                           File Number)                            Identification No.)

                             10 Oceana Way Norwood, Massachusetts                              02062
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                           (Address of Principal Executive Offices)                                                       (Zip Code)

Registrant's telephone number, including area code      (781) 440-3333

                                                 N/A
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                                   (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02 Results of Operations and Financial Condition.

        On May 10, 2005, Elcom International, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2005. A copy of the press release containing the announcement regarding the first quarter 2005 financial results is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

        The press release furnished with this Current Report on Form 8-K provides details not included in previously issued reports and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended and is not to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits.

        Exhibit No.          Description
           99.1              Press Release of Elcom International, Inc., dated May 10, 2005

         SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                       ELCOM INTERNATIONAL, INC.

Date   May 11, 2005

                                                                   By   /s/ Laurence F. Mulhern
                                                                       --------------------------------
                                                                       Laurence F. Mulhern
                                                                       Chief Financial Officer

E-1 Exhibit Index
        Exhibit No.          Description
           99.1              Press Release of Elcom International, Inc., dated May 10, 2005